UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       February 14, 2008
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                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

   1850 Ramtron Drive, Colorado Springs, Colorado                80921
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     (Address of principal executive offices)                  (Zip Code)

                                  Delaware
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             (State of or other jurisdiction of incorporation)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

Registrant's telephone number, including area code:    (719) 481-7000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 - Results of Operations and Financial Condition:

Ramtron International Corporation ("Ramtron") reported today total revenue of $14.3 million for the fourth quarter of 2007, 51% higher than total revenue of $9.5 million for the same quarter last year. Net income for the fourth quarter of 2007 was $8.7 million, or $0.34 per share, compared with a loss of $180,000, or $(0.01) per share, for the same quarter a year earlier.

Fourth-quarter 2007 results include a non-cash, stock-based compensation expense of $615,000, and an income tax benefit of $7.6 million. At the end of 2007, given Ramtron's demonstrated profitability over the past two years, the company recorded a deferred tax asset on its balance sheet that represents the estimated amount of tax loss carry forward the company currently expects to offset with future taxable income. This resulted in a non-cash income tax benefit of $7.6 million, which was recorded on Ramtron's income statement for the fourth quarter of 2007.

For full-year 2007, Ramtron reported total revenue of $51.1 million, 26% higher than total revenue of $40.5 million for full-year 2006. Full-year net income was $9.9 million, or $0.39 per share, compared with net income of $457,000, or $0.02 per share, for full-year 2006. Full-year 2007 results included a non-cash, stock-based compensation expense of $2.3 million and an income tax benefit of $7.6 million.

The full text of the press release is attached as Exhibit 99.1 to this Form 8-K Current Report.

ITEM 9.01  -  FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Forma Financial Information - Not Applicable
     (c)  Shell Company Transactions - Not Applicable
     (d)  Exhibits:

                99.1   Press Release dated February 14, 2008.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RAMTRON INTERNATIONAL CORPORATION

                                         By:  /s/ Eric A. Balzer
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                                         Eric A. Balzer
                                         Chief Financial Officer
                                         (Principal Accounting Officer and
                                         Duly Authorized Officer of the
                                         Registrant)

Dated February 14, 2008

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